ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2013
ACCOUNTS RECEIVABLE, NET
ACCOUNTS RECEIVABLE, NET

5.                       ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consists of:

	As of December 31,
	2012	2013
Revenue recognized in excess of billings	13,050	13,372
Other trade receivables	32,935	23,405
Total	45,985	36,777

Revenue recognized in excess of billings represent amounts earned using the percentage-of-completion method under public sector and enterprise applications contracts but not billable at the respective balance sheet dates. These amounts will be billed according to the contract terms.

Movement of allowance for doubtful accounts is as follows:

	Balance at beginning of the year	Acquisition of a subsidiary	Exchange adjustment	Charge to expenses	Reversal	Written-off	Balance at end of the year
2011	419	69	31	304	—	—	823
2012	823	—	19	1,033	—	(16)	1,859
2013	1,859	—	85	2,055	(117)	—	3,882